UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported): July 1, 2021

Commission File Number: 1-11607
DTE Energy Company

Michigan	38-3217752
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

Registrants address of principal executive offices: One Energy Plaza, Detroit, Michigan 48226-1279
Registrants telephone number, including area code: (313) 235-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, without par value	DTE	New York Stock Exchange

2016 Series F 6.00% Junior Subordinated Debentures due 2076	DTY	New York Stock Exchange

2017 Series E 5.25% Junior Subordinated Debentures due 2077	DTW	New York Stock Exchange

2019 6.25% Corporate Units	DTP	New York Stock Exchange

2020 Series G 4.375% Junior Subordinated Debentures due 2080	DTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

Execution of Supplemental Indenture

On July 1, 2021, in connection with the previously announced cash tender offers (the “Tender Offers”) and related consent solicitations by DTE Energy Company (the “Company”) for any and all of its outstanding notes listed here:

•3.30% Senior Notes due 2022
•2.60% Senior Notes due 2022
•3.70% Senior Notes due 2023
•3.85% Senior Notes due 2023
•3.50% Senior Notes due 2024
•6.375% Senior Notes due 2033

having received the necessary consents from holders of the 3.30% Senior Notes due 2022, the 2.60% Senior Notes due 2022, the 3.70% Senior Notes due 2023 and the 3.50% Senior Notes due 2024 (the "Consent Notes"), the Company entered into a Supplemental Indenture dated as of July 1, 2021 to the Amended and Restated Indenture, dated as of April 9, 2001, by and between DTE Energy Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Supplemental Indenture”). Under the terms of the Supplemental Indenture, the Indenture terms and related terms under the supplemental indentures for each of the Consent Notes are amended and supplemented with respect to the Consent Notes to, among other things (i) reduce the minimum notice requirement for optional redemptions of the Consent Notes from 30 days to three business days and (ii) change the make whole payment determination date for the Consent Notes to 11:00 a.m., New York City time, on the date that is two business days prior to settlement of such redemptions.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

4.1	Supplemental Indenture dated as of July 1, 2021 to the Amended and Restated Indenture, dated as of April 9, 2001, by and between DTE Energy Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2021

DTE Energy Company
(Registrant)

/s/David Ruud David Ruud Senior Vice President and Chief Financial Officer